POWER OF ATTORNEY

To Sign and File Reports under Section 16(a)

of
the Securities Exchange Act of 1934
With Respect to Equity
Securities of

Westinghouse Air Brake Technologies Corporation


IN WITNESS WHEREOF,
the undersigned has caused this Power of Attorney to be executed as of this 30th day of January, 2006.

LIMITED POWER
OF ATTORNEY FOR
SECTION 16
REPORTING OBLIGATIONS


	Know all
by these presents, that the
undersigned hereby makes, constitutes and appoints Alvaro Garcia-Tunon and
David M. Seitz, as the undersigned's
true and lawful attorneys-in-fact,
with full power and authority as
hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	prepare, execute,
acknowledge, deliver and
file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Westinghouse Air Brake
Technologies Corporation, a
Delaware corporation (the "Company"), with the United States Securities and Exchange Commission, any national securities exchanges and the
Company, as considered necessary or advisable under
Section 16(a) of the
Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the
"Exchange Act");


(2)	seek or obtain, as the undersigned's
representative and on the
undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and



(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned

acknowledges that:

(1)	this Power of Attorney authorizes, but does
not
require, such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared
and/or executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither the Company
nor such
attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and



(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	The undersigned hereby
gives and
grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this
Limited Power of Attorney.

	This Power of Attorney
shall remain in
full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.


/s/
Timothy J. Logan

____________________________
Timothy J.
Logan




COMMONWEALTH OF PENNSYLVANIA

COUNTY OF
ALLEGHENY




	On this 30th day of January 2006, Timothy J.
Logan personally appeared
before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

	IN
WITNESS WHEREOF, I have hereunto
set my hand and official seal.





/s/ Mary F. Mattis

_________________________________

Notary Public


March 14,
2009

_________________________________
My Commission Expires: